Supplement dated July 1, 2020
to the Currently Effective Summary Prospectus and Prospectus
of the Funds Listed Below

You should read this Supplement in conjunction with the Fund’s Summary Prospectus and Prospectus, as applicable, and retain it for future reference.

The following risk factor is added to the section of the Summary Prospectus entitled “Investments, Risks and Performance – Principal Risks” and Statutory Prospectus entitled “More About the Fund's Principal And Non-Principal Investment Strategies, Investments and Risks—Risks of Investing in the Fund:”

Value Style Risk. Since the Fund may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or at all or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund's value investment style may go out of favor with investors, negatively affecting the Fund's performance.

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

Prudential Investment Portfolios 2

PGIM QMA Mid-Cap Core Equity Fund

PGIM QMA Emerging Markets Equity Fund

LR1322